UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 5, 2008
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                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     1-4773                   04-1701350
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
    of incorporation)                                     Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

On February 5, 2008, a joint plan of reorganization (the "Joint Plan") for Congoleum Corporation ("Congoleum"), a majority-owned subsidiary of American Biltrite Inc. ("American Biltrite"), was filed with the United States Bankruptcy Court for the District of New Jersey in the Chapter 11 proceedings of Congoleum. The Joint Plan was filed by the future claimants' representative, Congoleum and Congoleum's debtor subsidiaries, the official asbestos claimants' committee, and the official committee of bondholders. A hearing to consider the adequacy of the disclosure statement respecting the Joint Plan is scheduled for February 14, 2008.

Under the terms of the Joint Plan, new shares of reorganized Congoleum will be issued to a trust for the benefit of asbestos claimants and to Congoleum's bondholders when the Joint Plan takes effect. Existing Class A and Class B common shares of Congoleum would be cancelled and holders of those shares, including American Biltrite, would not receive anything on account of their cancelled shares. American Biltrite currently includes Congoleum in its consolidated financial results, but would cease doing so upon loss of its controlling interest.

The Joint Plan also includes certain terms that would govern an intercompany settlement and ongoing intercompany arrangements among American Biltrite and its subsidiaries and reorganized Congoleum which would be effective when the Joint Plan takes effect and would have a term of two years. Those intercompany arrangements include the provision of management services by American Biltrite to reorganized Congoleum and other business relationships substantially consistent with their traditional relationships. The Joint Plan provides that the final terms of the intercompany arrangements among American Biltrite and its subsidiaries and reorganized Congoleum will be memorialized in a new agreement to be entered into by reorganized Congoleum and American Biltrite in form and substance mutually agreeable to the future claimants' representative, the official committee of bondholders, the official asbestos claimants' committee and American Biltrite.

The foregoing description of the Joint Plan does not purport to be complete, does not address all the matters impacting Congoleum and American Biltrite under that plan and is subject to, and qualified in its entirety by, the Joint Plan, including the Intercompany Term Sheet which is attached to the Joint Plan as Exhibit C, and the proposed Disclosure Statement relating thereto. Copies of the Joint Plan, the proposed Disclosure Statement and the Intercompany Term Sheet are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein. Readers should refer to the Joint Plan, including the Intercompany Term Sheet which is attached to the Joint Plan as Exhibit C, and proposed Disclosure Statement for details of the Joint Plan, including treatment of American Biltrite's claims and interests, and other business relationships with Congoleum.

On December 31, 2003, Congoleum Corporation filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.


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Warning About Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite's expectations, and American Biltrite's understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that a plan of reorganization for Congoleum will be confirmed in a timely manner or at all. In addition, there can be no assurance that American Biltrite, Congoleum and other applicable Congoleum constituencies will be able to reach agreement on the terms of any management services proposed to be provided by American Biltrite to reorganized Congoleum or any other proposed business relationships among American Biltrite and its affiliates and reorganized Congoleum. Any plan of reorganization for Congoleum that may be confirmed may have terms that differ significantly from the terms contemplated by the version of the plan referred to in this report, including with respect to any management services that may be provided by American Biltrite to reorganized Congoleum and American Biltrite's claims and interests and other business relationships with reorganized Congoleum.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite's objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for asbestos-related claims, including insurance coverage and reimbursement for asbestos claimants under any plan of reorganization for Congoleum, which certain insurers have objected to in Bankruptcy Court and are litigating in New Jersey State Court; (iii) the costs relating to the execution and implementation of any plan of reorganization for Congoleum; (iv) timely reaching agreement with other creditors, or classes of creditors, that exist or may emerge; (v) satisfaction of the conditions and obligations under American Biltrite's and Congoleum's outstanding debt instruments, and amendment of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite to satisfy their obligations under any plan of reorganization for Congoleum; (vi) the response from time-to-time of the lenders, customers, suppliers and other constituencies of American Biltrite and Congoleum to the ongoing process arising from Congoleum's strategy to settle its asbestos liability; (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (viii) timely obtaining sufficient creditor and court approval (including the results of any relevant appeals) of any reorganization plan for Congoleum, and the court overruling any objections to that plan that may be filed; (ix) costs of, developments in, and the outcome of insurance coverage litigation pending in New Jersey State Court involving Congoleum and certain


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

insurers; (x) the impact any adopted federal legislation addressing asbestos claims may have on American Biltrite's and Congoleum's businesses, results of operations or financial conditions; (xi) compliance with the Bankruptcy Code, including section 524(g); and (xii) the possible adoption of another party in interest's proposed plan of reorganization which may prove to be unfeasible.

In addition, in view of American Biltrite's relationships with Congoleum, American Biltrite could be affected by Congoleum's negotiations regarding its pursuit of a plan or reorganization, and there can be no assurance as to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain confirmation and consummation of a Chapter 11 plan of reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite's business, results of operations or financial condition.

Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite's other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and its subsequent filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


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  EXHIBIT NO.                               DESCRIPTION
--------------------------------------------------------------------------------
       99.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of the Futures Representative, the
                    Debtors, the Official Asbestos Claimants' Committee and
                    the Official Committee of Bondholders for Congoleum Corporation, et al., dated as of February 5, 2008, not including the exhibits thereto with the exception of
                    Exhibit C, which is included herein as Exhibit 99.3
--------------------------------------------------------------------------------
       99.2         Proposed Disclosure Statement with respect to the Joint
                    Plan of Reorganization Under Chapter 11 of the
                    Bankruptcy Code of the Futures Representative, the
                    Debtors, the Official Asbestos Claimants' Committee and
                    the Official Committee of Bondholders for Congoleum Corporation, et al., dated as of February 5, 2008, not including the exhibits thereto with the exception of
                    Exhibit A, which is included herein as Exhibit 99.1
--------------------------------------------------------------------------------
       99.3 Intercompany Term Sheet, which is Exhibit C to the Joint Plan of Reorganization Under Chapter 11 of the
                    Bankruptcy Code of the Futures Representative, the
                    Debtors, the Official Asbestos Claimants' Committee and
                    the Official Committee of Bondholders for Congoleum Corporation, et al., dated as of February 5, 2008
--------------------------------------------------------------------------------


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 11, 2008                  AMERICAN BILTRITE INC.

                                         By: /s/ Howard N. Feist III
                                             -----------------------
                                             Name: Howard N. Feist III
                                             Title: Chief Financial Officer


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

                                  Exhibit Index

--------------------------------------------------------------------------------
  EXHIBIT NO.                               DESCRIPTION
--------------------------------------------------------------------------------
       99.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of the Futures Representative, the
                    Debtors, the Official Asbestos Claimants' Committee and
                    the Official Committee of Bondholders for Congoleum Corporation, et al., dated as of February 5, 2008, not including the exhibits thereto with the exception of
                    Exhibit C, which is included herein as Exhibit 99.3
--------------------------------------------------------------------------------
       99.2         Proposed Disclosure Statement with respect to the Joint
                    Plan of Reorganization Under Chapter 11 of the
                    Bankruptcy Code of the Futures Representative, the
                    Debtors, the Official Asbestos Claimants' Committee and
                    the Official Committee of Bondholders for Congoleum Corporation, et al., dated as of February 5, 2008, not including the exhibits thereto with the exception of
                    Exhibit A, which is included herein as Exhibit 99.1
--------------------------------------------------------------------------------
       99.3 Intercompany Term Sheet, which is Exhibit C to the Joint Plan of Reorganization Under Chapter 11 of the
                    Bankruptcy Code of the Futures Representative, the
                    Debtors, the Official Asbestos Claimants' Committee and
                    the Official Committee of Bondholders for Congoleum Corporation, et al., dated as of February 5, 2008
--------------------------------------------------------------------------------


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